                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregg A. Waldon, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Stellent, Inc., a Minnesota Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that, to my knowledge:


     (1) the Annual Report on Form 10-K, as amended by Amendment No. 2, of the Company for the fiscal year ended March 31, 2003 (the "Report") fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


     (3) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ GREGG A. WALDON
                                          --------------------------------------
                                                     Gregg A. Waldon
                                             Executive Vice President, Chief
                                                    Financial Officer,
                                                 Secretary and Treasurer


Dated: April 28, 2004